                                                                  EXHIBIT 10.1.4
                                AMENDMENT NO. 3
                                     TO THE
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                             TITAN RESOURCES, L.P.


         This AMENDMENT NO. 3 TO THE AGREEMENT OF LIMITED PARTNERSHIP OF TITAN RESOURCES, L.P. (this "Amendment"), dated as of September 30, 1996, is made by and among Titan Resources I, Inc., a Texas corporation, as the general partner (the "General Partner"), and a Majority Interest of the Limited Partners.


                             W I T N E S S E T H :

         WHEREAS, the General Partner and the Limited Partners are the parties to that certain Agreement of Limited Partnership dated as of March 31, 1995, as amended by that certain Amendment No. 1 to the Partnership Agreement dated as of December 11, 1995, and as amended by that certain Amendment No. 2 to the Partnership Agreement dated as of September 27, 1996 (the "Partnership Agreement"), providing for the formation and operation of Titan Resources, L.P., a Texas limited partnership (the "Partnership"); and

         WHEREAS, the parties hereto desire to amend the Partnership Agreement in certain respects (i) in order to reflect the admission of Titan Exploration, Inc., a Delaware corporation, as a substituted Limited Partner of the Partnership, and (ii) effective upon such admission of Titan Exploration, Inc. to the Partnership, to prohibit all further dispositions of interests in the Partnership and to rescind the ability of the partners to reconstitute the Partnership upon an event causing the dissolution of the Partnership;

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and in the Partnership Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the General Partner and a Majority Interest of the Limited Partners (acting on behalf of all of the Limited Partners) hereby agree as follows:

         1. Certain Definitions. Terms used in this Amendment and not otherwise defined shall have the meanings set forth in the Partnership Agreement.

         2. Withdrawal. Section 6.4 of the Partnership Agreement is hereby amended to read in its entirety as follows:

         No Limited Partner shall be entitled to (a) withdraw from the Partnership, or (b) the return of its Capital Contributions except to the extent, if any, that distributions made pursuant to the express terms of this Agreement may be considered as such by law or upon dissolution and liquidation of the Partnership, and then only to the extent expressly provided for in this Agreement and as permitted by law.
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         3.      Reconstitution.  Section 8.2 of the Partnership Agreement is
hereby deleted in its entirety and is of no force or effect.

         4. Liquidation and Termination. Section 8.3 of the Partnership Agreement is hereby changed to Section 8.2 and amended to read in its entirety as follows:

                 SECTION 8.2. Liquidation and Termination. Upon dissolution of the Partnership, the General Partner or, if the withdrawal of the General Partner caused the dissolution of the Partnership, a person selected by all of the Limited Partners, shall act as liquidator or shall appoint one or more liquidators who shall have full authority to wind up the affairs of the Partnership and make final distribution as provided herein. The liquidator shall continue to operate the Partnership properties with all of the power and authority of the General Partner. The steps to be accomplished by the liquidator are as follows:

                 (a) As promptly as possible after dissolution and again after final liquidation, the liquidator, if requested by any Partner, shall cause a proper accounting to be made by the Partnership's independent accountants of the Partnership's assets, liabilities and operations through the last day of the month in which the dissolution occurs or the final liquidation is completed, as appropriate.

                 (b) The liquidator shall pay all of the debts and liabilities of the Partnership (including all expenses incurred in liquidation) or otherwise make adequate provision therefor (including without limitation the establishment of a cash escrow fund for contingent liabilities in such amount and for such term as the liquidator may reasonably determine). After making payment or provision for all debts and liabilities of the Partnership, the Partners' capital accounts shall then be adjusted by (i) assuming the sale of all remaining assets of the Partnership for cash at their respective fair market values (as determined by an appraiser selected by the liquidator) as of the date of termination of the Partnership,
         (ii) assuming the distribution of such cash at such time in the percentages required under Section 4.5, and (iii) debiting or crediting each Partner's capital account with its respective share of the hypothetical gains or losses resulting from such assumed sales in the same manner as each such capital account would be debited or credited with gains or losses on actual sales of such assets. The liquidator shall then by payment of cash or property (valued as of the date of termination of the Partnership at its fair market value by the appraiser selected in the manner provided above) distribute to the Partners such amounts as are required to pay the positive balances of their respective capital accounts. Such a distribution shall be in cash or in kind as determined by the liquidator. Any distribution to the Partners in liquidation of the Partnership shall be made by the later of either the end of the taxable year in which the liquidation occurs or 90 days after the date of such liquidation. For purposes of the preceding sentence, the term "liquidation" shall have the same meaning as set forth in Treasury Regulation Section 1.704-1(b)(2)(ii) as in effect at such time. Each Partner shall have the right to designate another person to receive any property which otherwise would be distributed in kind to that Partner pursuant to this Section 8.2.





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                 (c)      Except as expressly provided herein, the liquidator
         shall comply with any applicable requirements of the Act and all other applicable laws pertaining to the winding up of the affairs of the Partnership and the final distribution of its assets.

                 (d) Notwithstanding any provision in this Agreement to the contrary, no Partner shall be obligated to restore a deficit balance in its capital account at any time.

                 The distribution of cash and/or property to the Partners in accordance with the provisions of this Section 8.2 shall constitute a complete return to the Partners of their Capital Contributions and a complete distribution to the Partners of their interest in the Partnership and all Partnership property.

         5. Assignment by Partners. Section 9.1 of the Partnership Agreement is hereby amended to read in its entirety as follows:

         No Partner's interest in the Partnership or rights therein shall be assigned, mortgaged, pledged, subjected to a security interest or otherwise encumbered, in whole or in part, under any circumstances. Any attempt by a Partner to assign its interest shall be void ab initio.

         6. Representations and Warranties. Section 10.1(l) of the Partnership Agreement is hereby amended to read in its entirety as follows:

         Such Limited Partner further covenants and agrees that (A) its Partnership Interest will not be resold under any circumstances, and
         (B) such Limited Partner shall have no right to require registration of its Partnership Interest under the Securities Act or applicable state securities laws, and, in view of the nature of the Partnership and its business, such registration is neither contemplated nor likely.

         7. Successors and Assigns. Section 11.8 of the Partnership Agreement is hereby amended to read in its entirety as follows:

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that no Partner may sell, assign, transfer or otherwise dispose of all or any part of its rights or interest in the Partnership or under this Agreement under any circumstances.

         8. Amendment to Schedule 1. Pursuant to Section 3.2 of the Partnership Agreement, the General Partner hereby amends Schedule 1 to the Partnership Agreement in order to reflect the admission of Titan Exploration, Inc. as substituted Limited Partner to the Partnership, effective at such time as such additional Limited Partner shall deliver a counterpart signature page to the Partnership Agreement in the form attached to this Amendment, which amended Schedule 1 is attached to this Amendment.





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         9.      Power and Authority to Enter into Amendment.  Pursuant to
Section 11.2 of the Partnership Agreement, a Majority Interest of the Limited Partners hereby executes this Amendment in order to consent to the amendments set forth herein.

         10. Ratification of Partnership Agreement. The Partnership Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

         11. Effective Time. This Amendment shall become effective concurrently with the admission of Titan Exploration, Inc. as substituted Limited Partner to the Partnership.

         12. Counterparts. This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.





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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                              GENERAL PARTNER:

                              TITAN RESOURCES I, INC.



                              By: /s/ JACK D. HIGHTOWER
                                  ---------------------------------------------
                                   Jack D. Hightower, President



                              LIMITED PARTNERS:

                              NATURAL GAS PARTNERS, L.P.

                              By:      G.F.W. Energy, L.P., its general pa



                              By: /s/ DAVID R. ALBIN
                                  ---------------------------------------------


                              NATURAL GAS PARTNERS II, L.P.

                              By:      G.F.W. Energy II, L.P., its general

                              By:      GFW II, L.L.C., its general partner



                              By: /s/ KENNETH A. HERSH
                                  ---------------------------------------------
                                 Kenneth A. Hersh, Authorized Member


                              /s/ JACK D. HIGHTOWER
                              -------------------------------------------------
                              Jack D. Hightower



                              /s/ JACK D. HIGHTOWER
                              -------------------------------------------------
                              Jack D. Hightower, Separate Property
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                              JOINT ENERGY DEVELOPMENT
                              INVESTMENTS LIMITED PARTNERSHIP
                              By: Enron Capital Management Limited Partnership, its general partner
                              By: Enron Capital Corp., its general partner


                              By: /s/ WYNNE SNOOTS, JR.
                                 --------------------------------------------
                              Name: Wynne Snoots, Jr.
                              Title: Agent and Attorney in Fact



                              FIRST UNION CORPORATION



                              By: /s/ SCOTT R. PERPER
                                 --------------------------------------------
                              Name: Scott R. Perper
                              Title: Senior Vice President





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                    LIMITED PARTNER SIGNATURE PAGE (ENTITY)


          The undersigned, desiring to become a Limited Partner of the Partnership, hereby agrees to all of the terms and provisions of the Agreement of Limited Partnership, and agrees to be bound by the terms and provisions of this Limited Partner Signature Page which, together with other Limited Partner Signature Pages, is hereby incorporated into the said Agreement of Limited Partnership. The undersigned hereby joins and executes the said Agreement of Limited Partnership, hereby authorizing this Limited Partner Signature Page to be attached thereto. The place of residence or principal business address of the undersigned is as shown below.

          IN WITNESS WHEREOF, the undersigned has executed this Limited Partner Signature Page to the Agreement of Limited Partnership as of the date set forth hereinafter.


Date:     September 30, 1996       ENTITY LIMITED PARTNER:



                                   1.
                                     -----------------------------------------
                                     (Name of Entity Printed)



                                   2.
                                     -----------------------------------------
                                     (Name of General Partner or Trustee of
                                            Entity, if applicable)



                                   3.
                                     -----------------------------------------
                                     (Signature of Officer or Trustee)



                                   4.
                                     -----------------------------------------
                                     (Name of Officer Printed)




                                   5.
                                     -----------------------------------------
                                     (Title of Officer)